Exhibit 10(aa)

                               AMENDMENT NO. 1
                                      TO
                TRUSTCO BANK EXECUTIVE OFFICER INCENTIVE PLAN,
                  AS AMENDED AND RESTATED SEPTEMBER 18, 2001

     WHEREAS, Trustco Bank, National Association (hereinafter referred to as (the "Corporation") maintains the Trustco Bank Executive Officer Incentive Plan (hereinafter referred to as the "Plan"); and

     WHEREAS, the Corporation desires to amend said Plan, effective as of July 24, 2002;

     NOW, THEREFORE, the Corporation does hereby amend the Plan, effective as of July 24, 2002, so that it will read as follows:


                                      I.

     The title of ARTICLE IV of the Plan is hereby deleted and the following is substituted in lieu thereof:

     "DEFERRAL OF INCENTIVE AWARDS"


                                     II.

     Section 4.5 of the Plan is hereby deleted in its entirety and amounts deferred pursuant to Section 4.5 will be paid to Plan participants as soon as practicable after the effective date of this amendment.

     IN WITNESS WHEREOF, the Corporation has caused this Amendment No. 1 to be executed by its duly authorized officer as of the 24th day of July, 2002.

ATTEST:                                   TRUSTCO BANK, NATIONAL ASSOCIATION

/s/ Henry C. Collins                      By: /s/ Robert T. Cushing
--------------------                          ---------------------
     Secretary